                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               November 14, 2001
                       (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)

         Oklahoma                    1-2572                    73-1520922
(State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)            Identification No.)

                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

99.a      Transcript of November 2, 2001 conference call.

Item 9.   Other Events.
-------   -------------

          On November 2, 2001, ONEOK, Inc. held a conference call with financial analysts to discuss third quarter earnings. A complete transcript of the conference call is attached hereto as Exhibit 99.a.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 14th day of November 2001.

                                                   ONEOK, Inc.

                                        By:   /s/ Jim Kneale
                                             --------------------------------
                                             Jim Kneale
                                             Senior Vice President, Treasurer
                                             and Chief Financial Officer
                                             (Principal Financial Officer)

                                       3